Exhibit 99.3

              AGREEMENT FOR THE PURCHASE AND SALE OF REAL PROPERTY
              ----------------------------------------------------


         THIS AGREEMENT FOR THE PURCHASE AND SALE OF REAL PROPERTY (the "Agreement"), is executed as of February 9, 2005 by and between Mulch Masters, Inc., a Florida corporation ("Seller"), Richard K. Stewart and Dana M. Stewart (the "Shareholders"), and Margo State Line, Inc., a Florida corporation ("Purchaser").

                                    Recitals

         Seller is the owner in fee simple of certain property located at Rte. 4, Box 630, Old Dixie Highway, Folkston, Georgia 31537 (the "Real Property"), as more particularly described in Exhibit A attached hereto. Certain improvements are located on the Real Property in the nature of four (4) buildings comprising in the aggregate approximately ________ square feet (hereinafter referred to as the "Improvements"). Shareholders are the sole shareholders of Seller and State Line Bark & Mulch, Inc., a Georgia corporation ("State Line"). State Line operates a business (the "Business") on the Property for the production of bulk or bagged ground cover, soil and compost products and related products (collectively, the "Products"). State Line, Shareholders and Purchaser have entered into an Asset Purchase Agreement dated of even date herewith (the "Asset Purchase Agreement"), pursuant to which Purchaser has agreed to purchase the Business and the Assets.

         The Purchaser has also agreed to purchase the Real Property and Improvements (collectively, the "Property") on the terms and conditions set forth in this Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Asset Purchase Agreement.

         NOW THEREFORE, for and in consideration of the premises, the covenants and agreements hereinafter set forth, and as set forth in the Asset Purchase Agreement, and for other valuable consideration, in hand paid by Purchaser to Seller, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the parties hereto, Seller and Purchaser do hereby covenant and agree as follows:

         1. Sale of Property. Purchaser agrees to buy and Seller agrees to sell the Property in accordance with the terms and provisions of this Agreement.

         2. Purchase Price. In consideration of the conveyance of the Property to Purchaser, Purchaser shall pay to Seller the sum of Four Hundred Nineteen Thousand Five Hundred Fifty-Four Dollars ($419,554) (the "Purchase Price"). The Purchase Price shall be paid by Purchaser to Seller in accordance with the provisions of Section 1.3 of the Asset Purchase Agreement and the Purchase Price (as that term is defined in the Asset Purchase Agreement) for all assets is inclusive of the Purchase Price for the Property set forth in this
Section 2.

         3.       Examination  of Title and  Survey.

         (a) Within five (5) days after the Effective Date (as defined below) of this Agreement, Purchaser shall order a title insurance commitment


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(the  "Commitment")  on a  title  insurance  company  acceptable  to  Purchaser, together with legible copies of any matters referred to therein, to issue to Purchaser upon the recording of a Warranty Deed from Seller to Purchaser, an ALTA owner's policy (Form B) of title insurance, in the amount of the Purchase Price, insuring good and marketable fee simple record title to the Property to be vested in Purchaser without exception (including the deletion of all standard printed exceptions), except only real property ad valorem taxes applicable to the Property which are not yet due and payable and any liens consented to by
Purchaser  in  writing  and  any  other  Assumed   Liabilities  (the  "Permitted
Exceptions"). Purchaser, upon receipt of the Commitment, shall have five (5) days in which to examine same after which Purchaser shall notify Seller of any objection or defect (collectively a "Defect") affecting the record marketability of the title to the Property. Seller shall then have until the Closing Date to cure such Defect and shall, in good faith, exercise reasonable diligence and efforts to cure such Defect.

         (b) If Seller shall be unable to convey fee simple title to the Property to Purchaser in accordance with the provisions of this Agreement and subject only to the Permitted Exceptions, and Seller does not cure every Defect in such title prior to the Closing Date, then, notwithstanding any other provisions in this Agreement, this Agreement shall be extended for a period of twenty (20) days to allow sufficient time for Seller to cure the Defect, and the Closing Date shall occur within five (5) days after the Purchaser is notified that the Defect is cured and the title is clear and marketable as provided herein. If Seller cannot cure the Defect within thirty (30) days, then the Purchaser shall have the right, at his option, to either (i) cure such Defects, at Seller's expense (such expense not to exceed ten percent (10%) of the Purchase Price), and upon such curing, the Closing hereof shall proceed in accordance with the provisions of this Agreement; (ii) terminate his obligations to purchase the Property, in which event neither party shall be liable to the other for any loss, cost, expense or damage whatsoever by reason of such termination; (iii) take such title to the Property as Seller can convey, in the same manner as if no defect had been found, or (iv) any combination of the foregoing. It is expressly acknowledged and agreed that Purchaser shall have the right, in addition to the options set forth hereinabove, to seek specific performance of Seller's covenant to correct all such matters affecting title to the Property.

         (c) Seller shall furnish to Purchaser within five (5) days of the Effective Date all surveys within the possession of Seller of the Property and order an updated survey of the Property (the "Survey"), to be made by a surveyor duly licensed to perform such services within the State of Florida, to determine the true and accurate legal description of the Property and each tract thereof. The legal description of the Property to be set forth in the Warranty Deed from Seller to Purchaser shall be based upon and shall conform to the Survey and Commitment.

         4. Warranties and Representations of Seller. To induce Purchaser to enter into this Agreement and to purchase the Property as herein provided, the following covenants, representations and warranties are made by Seller and Shareholders to Purchaser:


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         (a)      Seller  presently owns good and marketable fee simple title to the Property, subject only to the Permitted Exceptions.

         (b) No notice has been received and Seller has no knowledge that the Property or any portion or portions thereof is or will be subject to or affected by any (i) special assessments, whether or not presently aliened thereon, or (ii) condemnation or similar proceedings.

         (c) Seller is not a party to any actions, suits, or proceedings of any kind or nature whatsoever, legal or equitable, affecting any portion of the Property or relating to or arising out of the ownership of the Property in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality, that there are no such actions, suits or proceedings pending, and that there is no proceeding pending for the reduction of or an increase in the assessed valuation of the Property or any portion or portions thereof.

         (d) Seller has no knowledge or notice of any suits, judgments, summonses or proceedings relating to or arising out of any actual or alleged violation or breach of, or any deficiency under, any zoning, building, plumbing, electrical, fire, public hazard, occupational safety, pollution, environmental protection or waste disposal ordinance, code, law, rule, requirement, or regulation of any entity having jurisdiction over the Property which has not been heretofore corrected or alleviated.

         (e) The Property, and the present operation thereof, fully complies with all ordinances, codes, laws, rules, requirements and regulations of every entity having jurisdiction over the Property, and the Improvements conform in all respects to the present zoning classification of the Property, and the operation and maintenance of the Improvements do not violate any provision or provisions of applicable zoning ordinance.

         (f) The Property is now and, subject to damage by fire or other peril, will at the Closing be in good operating condition and repair; and materials, supplies and goods now in hand, in the aggregate are adequate for the continued normal operation of the business of Seller with respect to the Property.

         (g) Within five (5) days after the Effective Date of this Agreement, Seller shall furnish to Purchaser true, correct and complete copies of all contracts and agreements (collectively the "Service Contracts"), if any exist, now in force with respect to the maintenance and operation of and the providing of utilities and other services to, or for the benefit of, the Property; the Service Contracts constitute all of the contracts, agreements and understandings which are known to Seller to affect or relate to the Property, the operation and maintenance thereof, and the providing of utilities and other services thereto; and neither Seller, nor their agents or employees have knowledge or notice of any default under any Service Contract, or knowledge or notice of any event which but for the passage of time or the giving of notice, or both, would constitute a default under any Service Contract, and the Service Contracts can be terminated upon thirty (30) days notice.


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         (h)      Within  five  (5)  days  after  the  Effective  Date  of  this
Agreement, Seller shall furnish to Purchaser true and correct copies of all fire and casualty insurance, hazard insurance, workmen's compensation insurance and public liability insurance affecting or relating to the Property and the activities conducted therein or thereon, and copies of all policies providing insurance benefits to agents or employees of Seller, together with all endorsements to the modifications of the foregoing policies or any of them, the premiums of which have all been paid in full.

         (i) A certificate of occupancy for the Improvements has been issued and is in full force and effect, and no change, alteration or improvement has been made to the Improvements which might invalidate that certificate; the Improvements are being used in conformity with such certificate of occupancy and there are no violations of the terms and conditions thereof; and all of the licenses, permits, authorizations and approvals required by all governmental authorities having jurisdiction, and any requisite certificates of the Board of Fire Underwriters, or similar boards of agencies, have been issued for the Improvements and are in full force and effect, and all fees and charges payable with respect thereto have been paid.

         (j) All bills for labor, services, materials, and utilities, and all trade accounts, which are in any way connected with or arise from the operation of the Property, are current.

         (k) Seller shall maintain all insurance policies referenced in subparagraph (g) above in full force and effect until the Closing Date. The Improvements, and Seller's operation thereof, are in compliance with all applicable policies of insurance and neither Seller nor any agent or employee of Seller, has knowledge or notice of any actual or threatened cancellation of any insurance coverage or of any increase in the rate of premium for the risks now insured against or required to be insured against with respect to the Improvements.

         (l) No work has been done upon, or materials delivered to, the Property prior to the date hereof which is not fully paid for, nor does any person, firm or corporation now have, nor shall it have after notice or passage of time, or otherwise, any lien rights with respect to the Property or any part or parcel thereof as a result of services performed on, or materials delivered to, the Property.

         (m) No person, firm or other legal entity whatsoever has any right or option whatsoever to acquire the Property or any portion or portions thereof or any interest or interests therein.

         (n) The execution and delivery of this Agreement and the consummation of the transactions contemplated herein shall not and do not constitute a violation or breach by Seller of any provision of any agreement or other instrument to which Seller is a party or to which Seller may be subject although not a party, nor result in or constitute a violation or breach of any judgment, order, writ, injunction or decree issued against Seller.


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         (o)      To the best of Seller's  knowledge,  the Improvements are free and clear of termites, fungus, dry rot, beetles, other wood destroying insects, faulty grade levels, cellulose debris and excessive moisture conditions, and on or before the Closing Date.

         (p) To the best of Seller's knowledge, the Improvements are structurally sound, free from latent and patent defects, situated within the boundaries of the Real Property.

         (q) To the best of Seller's knowledge, the Improvements contain no asbestos, and no asbestos was used in this construction.

         (r) Seller has not entered into any contract, agreement or understanding, oral or written, not referred to herein with respect to the Tangible Personal Property, the Improvements, the Real Property, or the operation thereof.

         Seller shall take, or cause to be taken, all action necessary to cause each representation and warranty herein made to remain true and correct in all respects continuously from the date hereof through the Closing Date, and shall refrain from taking any action or failing to take any action which may cause, or threaten to cause, any such warranties and representations to become incorrect or untrue at any time during such period, or at the Closing. At the Closing, Seller shall reaffirm all said warranties and representations as of the Closing Date, to the same extent and effect as if made on and as of the Closing Date.

         5.       Environmental   Representations.   Seller   and   Shareholders
represent and warrant, to the best of Seller's and Shareholders' knowledge, and except as set forth on Schedule 5 attached hereto:

         (a) The Seller and the Property are, and have been, in compliance with all applicable laws, rules, regulations, standards and requirements of all federal, state or local laws and regulations relating to pollution or protection of human health or the environment (including without limitation, laws and regulations relating to transport, storage, emissions, discharges, releases or threatened releases of any Hazardous Material (as defined in Section 5(f)) or petroleum or petroleum products, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any waste, Hazardous Material or petroleum or petroleum products).

         (b) There is no suit, claim, action, proceeding, investigation or notice pending or threatened (or to the best knowledge of the Seller past or present actions, activities, circumstances, conditions, events or incidents that could form the basis of any such suit, claim, action, proceeding, investigation or notice), before any Governmental Entity or other forum in which the Seller or the Property (or person or entity whose liability for any such suit, claim, action, proceeding, investigation or notice the Seller or the Property has or may have retained or assumed either contractually or by operation of law), has been or, with respect to threatened suits, claims, actions, proceedings, investigations or notices may be, named as a defendant (x) for alleged noncompliance (including by any predecessor), with any environmental law, rule or regulation or (y) relating to the transport, storage, release or threatened release into the environment of any waste, Hazardous Material (as hereinafter


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defined) or petroleum or petroleum  products whether or not occurring at or on a site owned, leased or operated by the Seller.

         (c) During the period of the Seller's ownership or operation of the Property there has been no transport, storage or release of any waste, Hazardous Material or petroleum or petroleum products in, on, under or affecting the Property. Prior to the period of the Seller's ownership or operation of the Property, there was no transport, storage, release or threatened release of any waste, Hazardous Material or petroleum or petroleum products in, on, under or affecting the Property, except where such transport, storage, release or threatened release has been fully remediated and cannot be reasonably expected to have, either individually or in the aggregate, a material adverse effect on the Seller.

         (d) The Seller has not transported, stored, treated or disposed, nor has it allowed or arranged for any third person to transport, store, treat or dispose Hazardous Materials to or at (i) any location other than a site lawfully permitted to receive such Hazardous Materials for such purposes, or
(ii) any location designated for remedial action pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any similar federal or state statute assigning responsibility for the cost of investigating or remediating releases of contaminants into the environment; nor has the Seller performed, arranged for or allowed, by any method or procedure, such transportation or disposal in contravention of state or federal laws and regulations or in any other manner which gives rise to any liability whatsoever; and the Seller has not disposed, nor has it allowed or arranged for third parties to dispose, of waste upon the Property, except as permitted by law.

         (e) The Seller has not received, actually or constructively, any notification (including request for information directed to the Seller) from any governmental entity or any other person asserting the Seller is or may be a "potentially responsible person" or otherwise liable with respect to a removal or remedial action or the payment of response costs at a waste storage, treatment or disposal facility, pursuant to the provision of the Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any similar federal or state statute assigning responsibility of the costs of investigation or remediating release of contaminants into the environment.

         (f) As used herein "Hazardous Materials" means those substances defined in or regulated as toxic or hazardous under the following federal statutes and their state counterparts, as well as the statutes' implementation regulations, as amended from time to time: the Hazardous Material Transportation Act; the Resource Conservation and Recovery Act; the Comprehensive Environmental Response, Compensation and Liability Act; the Clean Water Act; the Safe Drinking Water Act; the Toxic Substances Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Federal Food Drug, and Cosmetic Act; and the Clean Air Act; and any pollutant, contaminant or toxic or hazardous substance with respect to which a federal, state or local governmental entity having jurisdiction over the Seller requires environmental investigation, monitoring, reporting or remediation.


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         6.       Operations of Improvements. From and after the date hereof and
until  the  Closing  Date  or  the  earlier   termination  of  this   Agreement,
Shareholders shall cause Seller to: (i) operate the Business in a manner calculated to be in the best interest and benefit of and to the Business, Improvements and Tangible Personal Property, (ii) not do, or permit to be done, or omit to do, without the prior written consent of Purchaser, any act or thing which would result in or have the likely effect of increasing the expense of operating the Improvements, (iii) maintain and repair the Improvements and the Tangible Personal Property in the ordinary course of business, ordinary wear and tear and acts of God and casualties excepted, (iv) without the prior written consent of Purchaser, not remove any Tangible Personal Property from the Improvements, and (v) promptly replenish and replace all tools, equipment, supplies and materials used in maintaining the Improvements, as and when such tools, equipment, supplies and materials shall be used and expended in the maintenance of the Improvements. At the time of Closing there shall exist, with respect to the Property, no items of deferred repair or maintenance.

         7. Possession of the Property. The Seller shall deliver to Purchaser full and exclusive possession of the Property on the Closing Date, subject to the Permitted Exceptions.

         8. Inspections. Purchaser shall at all times before Closing have the privilege of going upon the Property with its agents or engineers as needed to inspect, examine, survey and otherwise do what Purchaser deems necessary in conjunction with Purchaser's acquisition of the Property. Said privilege shall include the right to study the equipment and systems used in the operation and maintenance of the Improvements on the Property and the structural condition of such Improvements, and to make soil tests, borings, percolation tests and tests to obtain other information necessary to determine surface, sub-surface and topographic conditions; provided, however, that Purchaser shall restore the Property to its original condition, shall indemnify Seller and hold Seller harmless from any damages incurred through the exercise of such privilege and shall respect the rights of tenants. Seller also agrees to make available to Purchaser at all reasonable times at Seller's office, all of Seller's books and records which relate to the ownership, operation, maintenance and repair of the Property. The right granted for ongoing inspections does not in any manner change the Purchaser's waiver of due diligence expiration date as set forth in
Section 19 and any other paragraphs describing rights to inspect.

         9. Condemnation. If, prior to the Closing, all or any part of the Property is subject to a bona fide threat of condemnation by a body having the power of eminent domain or is taken by eminent domain or condemnation (or sale in lieu thereof), or if Seller has received notice that any condemnation action or proceeding with respect to the Property is contemplated by a body having the power of eminent domain, Seller shall give Purchaser immediate written notice of such threat or contemplated condemnation, if known by Seller, or of such taking or sale, and Purchaser may by written notice to Seller elect to cancel this Agreement. If Purchaser chooses to cancel this Agreement in accordance with this paragraph, then this Agreement shall thereupon be deemed cancelled and null and void, no rights shall be deemed to have accrued to any parties hereunder, and the rights, duties, obligations, and liabilities of the parties hereunder shall


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immediately  terminate and be of no further force and effect.  If Purchaser does not elect to cancel this Agreement in accordance herewith, this Agreement shall remain in full force and effect and the sale contemplated by this Agreement, less any interest taken by eminent domain or cond emnation, or sale in lieu thereof, shall be effected with no further adjustment and without reduction of the Purchase Price, and at the Closing, Seller shall assign, transfer and sell to Purchaser all of the right, title, and interest of Seller in and to any awards that have been made or that may thereafter be made for such taking. At such time as all or part of the Property is subject to a bona fide threat of condemnation and Purchaser shall not have elected to terminate this Agreement as hereinabove provided, Purchaser shall be permitted to participate in the proceedings as if Purchaser were a party to the action.

         10. Further Encumbrances. The Seller hereby covenants and agrees that from and after the date hereof until the Closing Date, the Seller shall not, without the prior written consent of Purchaser, grant or otherwise voluntarily create or consent to the creation of any easement, restriction or lien, assessment or encumbrance affecting the Property or any portion or portions thereof, and Seller covenants and agrees that Seller will not lease or convey any portion of the Property or any rights therein, nor enter into any amendments to any existing documents affecting the Property without the prior written consent of the Purchaser.

         11. Closing and Closing Date. The consummation of the sale by Seller and the purchase by Purchaser of the Property shall take place simultaneous with the closing of the transactions described in the Asset Purchase Agreement.

         12. Closing Documents. At the Closing, the following documents (all of which shall be duly executed and acknowledged where required) shall be delivered to Purchaser:

         (a) Warranty Deed executed by Seller conveying good and marketable fee simple title to the Property to Purchaser, subject only to the Permitted Exceptions;

         (b) An assignment by the Seller of the right, title and interest of the Seller in and to all licenses and appurtenances, if any, affecting the Property;

         (c) An Owner's Affidavit executed by Seller in form and content as shall be acceptable to Purchaser, Purchaser's counsel and the title insurance company referenced in Section 3 above;

         (d) A certificate evidencing the reaffirmation of the truth and accuracy of the representations of warranties as set forth in Section 4 hereof;

         (f) an assignment of the Service Contracts, if any, executed by Seller, and the delivery to Purchaser of originals of the Service Contracts;

         (g) an assignment of Seller's right, title and interest in and to any utility deposits, executed by Seller, if any are assigned, subject to crediting the Seller for any monies assigned;


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         (h)      an assignment of the existing insurance policies referenced in subsection 4(g) above (if such is requested by Purchaser and to the extent assignable and consented to by the insurer) executed by Seller;

         (i)      appropriate   closing   statements   executed  by  Seller  and
Purchaser to evidence the consummation of the transactions contemplated hereby in accordance herewith;

         (j) delivery to Purchaser of the certificate of occupancy for the Improvements;

         (k) delivery to Purchaser of all the books and records of account maintained by Seller with regard to the operation of and expenses of the Improvements and the Property; and

         (l) such other documents as counsel for Purchaser or Seller shall reasonably deem necessary or desirable to effectuate the agreement and understanding of the parties and the fulfillment of the transaction contemplated hereby.

         13. Closing Costs. Seller shall pay all closing costs; provided, however, each party shall pay its own attorney's fees and expenses.

         14. Conflict. In the event of any conflict between the terms of this Agreement and the terms of the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall control.

         15. Prorations. All ad valorem taxes for the year in which the Closing occurs shall be prorated between Seller and Purchaser as of midnight immediately preceding the Closing Date and shall adjust the cash portion of the Purchase Price for the Property as provided in Section 2(a) hereof. In the event that the actual amount of ad valorem taxes for the year in which the Closing occurs is not known as of the Closing Date, the prorations shall be made based upon the latest available tax figures, and Purchaser and Seller agree that upon the issuance of the actual tax bill for such taxes for the year of Closing, Purchaser and Seller shall promptly make such adjustments as may be necessary to ensure that the actual amount of such taxes for the year of Closing shall be prorated between Purchaser and Seller as of midnight immediately preceding the Closing Date. Seller shall pay all utility bills received prior to Closing and shall be responsible for the Payment of all bills for utilities furnished to the Property prior to the Closing. The parties shall prorate as of midnight immediately preceding the Closing Date utility bills and shall pay their respective shares of all utility bills received subsequent to Closing, which agreement shall survive the Closing.

         16. No Broker. Seller and Purchaser hereby represent and warrant each to the other that neither Purchaser nor Seller has engaged any broker or agent in regard to this Agreement or to the sale and purchase of the Property contemplated hereby, or both. Seller hereby agrees to indemnify Purchaser and to hold Purchaser free and harmless from and against any and all liability, loss, cost, damage and expense (including, but not limited to, attorneys. fees and costs of litigation) Purchaser shall ever suffer or incur because of any claim by any agent or broker engaged by Seller, whether or not meritorious, for any fee, commission or other compensation with respect to this Agreement or to the sale and purchase of the Property contemplated hereby. Purchaser hereby agrees to indemnify Seller and to hold Seller free and harmless from and against any and all liability, loss, cost, damage and expense (including, but not limited to, attorneys' fees and costs of litigation) Seller shall ever suffer or incur because of any claim by any agent or broker engaged by Purchaser, whether or not meritorious, for any fee, commission or other compensation with respect to this Agreement or to the sale and purchase of the Property contemplated hereby.

         17. Assignment. This Agreement may only be assigned pursuant to and in compliance with the provisions of the Asset Purchase Agreement; provided, however, Purchaser shall have the right, in its sole discretion, to assign its rights hereunder to purchase the Property, or any portion thereof, to an affiliate of Purchaser.

         18. Defaults. In the event Seller or Shareholders fail to comply with or perform any of the covenants, agreements or obligations to be performed by Shareholders or Seller under the terms and provisions of this Agreement, or in the event any of the representations and warranties of Shareholders or Seller contained in this Agreement shall not be true and correct or shall be misleading in any material respect (either as of the date hereof or as of any date from and after the date hereof through the Closing Date, to the same extent as if made continuously from the date hereof through the Closing Date, unless such untrue, incorrect or misleading warranty shall, by subsequent event, prior to the earlier of the exercise by Purchaser of any remedies hereunder or the Closing Date, prove to be true, correct and not misleading), then Purchaser shall be entitled to exercise any and all rights and remedies available hereunder, at law or in equity, including, without limitation, any one or combination of the following: (i) an action at law against Shareholders or Seller for damages incurred by Purchaser by reason of any such default, (ii) an action in equity against Shareholders or Seller for the specific performance by Seller of the terms and provisions of this Agreement, and (iii) or exercise the right to terminate this Agreement by giving notice of such termination to Seller, whereupon this Agreement and all rights and obligations created hereby shall terminate, be null and void and of no further force or effect. In the event Purchaser fails to perform any of the covenants, agreements or obligations to be performed by Purchaser under the terms and provisions of this Agreement, then Seller shall be entitled, upon giving notice to Purchaser, to terminate this Agreement, whereupon this Agreement and all rights and obligations created hereby shall automatically terminate, be null and void and of no further force or effect.

         19. Purchaser's Privilege to Terminate. If Purchaser, for any reason, shall determine after (i) inspection and testing of the Improvements, Tangible Personal Property and Real Property, (ii) inspection of the books and records maintained in connection with the operation thereof, and (iii) review of all documents furnished or to be furnished by Seller to Purchaser in connection with this Agreement that the acquisition of the Property in accordance herewith is economically unfeasible for Purchaser, or that the Real Property, Improvements or Tangible Personal Property are not in satisfactory condition for the purposes of Purchaser, then Purchaser may notify Seller on or before May 1, 2005 that Purchaser elects to terminate this Agreement. In the event Purchaser shall so elect to terminate this Agreement, this Agreement and all rights and obligations created hereby shall automatically terminate, be null and void and of no further force or effect.

         20. Conditions to Purchaser's Obligations. The obligations of Purchaser to purchase the Property from Seller as provided herein shall be subject to the satisfaction or Purchaser's waiver on or before the Closing Date of the following conditions:

         (a) The warranties of Shareholders or Seller contained in this Agreement shall be true and correct as of the Closing Date.

         (b) Seller shall have performed as complied with all covenants and agreements contained herein and in the Asset Purchase Agreement which are to be performed or complied with by Seller at or prior to the Closing.

         (c) All bills for labor, services, materials and utilities which are in any way connected with or arise from the operation of the Property are current.

         In the event all the conditions set forth in this Section 20 are not fulfilled at the Closing, Purchaser may elect either (i) to waive one or more of such conditions, in which event the Closing hereof shall be consummated as if such condition or conditions had been satisfied, or (ii) to terminate this Agreement, in which event promptly upon written notice from Purchaser to Seller, this Agreement and all rights and obligations created hereby shall automatically terminate and be of no further force or effect.

         21. Notices. Notices required to be given hereunder shall be given in accordance with the terms of the Asset Purchase Agreement.

         22. Survival. All covenants, warranties and agreements set forth in this Agreement shall survive the Closing of the transaction contemplated hereby and shall survive the execution or delivery of any and all deeds and other documents at any time executed or delivered under, pursuant to or by reason of this Agreement, and shall survive the payment of all monies made under, pursuant to or by reason of this Agreement.

         23. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

         24. Benefit. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the respective parties hereto and their respective heirs, successors, and assigns.

         25. Prior Discussions. This Agreement supersedes all prior discussions, agreements, writings and representations between Seller and Purchaser with respect to the Property, the transaction contemplated herein and all other matters.

         26. Amendment. This Agreement may not be changed or modified except by an agreement in writing and signed by all the parties hereto.

         27. Waiver. No failure of either party to exercise any Power given hereunder or to insist upon strict compliance with any obligations specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of any party.s right to demand exact compliance with the terms hereof; provided, however, that any party may, at its sole option, waive any requirement, covenant or condition herein established for the benefit of such party without affecting any of the other terms and provisions of this Agreement.

         28. Headings. The headings inserted at the beginning of each paragraph hereof are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph.

         29.      Time of Essence. Time is of the essence of this Agreement.

         30. Indemnity by Seller. Subject to the provisions of Section 7.3 of the Asset Purchase Agreement, Seller and Shareholders will indemnify and hold harmless Purchaser from and against, and will reimburse Purchaser with respect to, any and all claims, demands, causes of action, damage, liabilities, fines, penalties, costs and expenses (including attorney's fees and court costs) at any time and from time to time after the closing asserted against or incurred by Purchaser by reason of or arising out of (a) a breach of any representation or warranty of Seller contained in this Agreement, and (b) the failure of Seller to perform any covenant, agreement or obligation to be performed by Seller under this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                              SELLER:

                                              MULCH MASTERS, INC.,
                                              a Georgia corporation


                                              By: /s/ Dana M. Stewart
                                                  -------------------
                                                  Its Authorized Officer


                                              SHAREHOLDERS:

                                              /s/ Richard K. Stewart
                                              ----------------------------------
                                              Richard K. Stewart

                                              /s/ Dana M. Stewart
                                              ----------------------------------
                                              Dana M. Stewart



                                              BUYER:

                                              MARGO STATE LINE, INC.,
                                              a Florida corporation


                                              By: /s/ Michael J. Spector
                                                  ----------------------
                                                  Its Authorized Officer

                                    EXHIBIT A

                       LEGAL DESCRIPTION OF REAL PROPERTY

                                   [TO COME]

                                   SCHEDULE 5

                            ENVIRONMENTAL DISCLOSURES

                                   [TO COME]